Exhibit 99.2

Email message to BakBone Software Incorporated employees

To: All BakBone Employees

From: Steve Martin, BakBone Interim CEO

BakBone today announced in a joint press release with Quest Software of Aliso Viejo, California that Quest has agreed to acquire BakBone in an all-cash transaction. The Board of Directors and senior management of the Company believes the transaction is the right strategic step for the shareholders, employees, partners and customers of BakBone. The transaction is subject to normal closing conditions including approval by the shareholders of BakBone.

Quest has a suite of data protection solutions for virtual and application-level data protection. BakBone complements Quest’s Data Protection portfolio.

We believe this is great news for BakBone, and I know that Quest is equally excited by the prospects of expanding BakBone’s product suite, embracing our customers and furthering the opportunities for our talented and dedicated employees all around the world.

We look forward to sharing more details of this transaction with you today and expect that you will have many questions about the next steps for the Company. In short, our near-term objectives remain the same – develop world-class data protection products, continue to grow our bookings quarter over quarter, continue to strengthen our customer sales channels and operate as a financially successful company. We are off to a great start this quarter!! And we have a combination with Quest to be excited about in the near-term.

Thanks to all for your support.

A link to the public press release is attached http://www.bakbone.com/docs/Bakbone_Quest_Press_Release.pdf

Additional Information and Where to Find It

In connection with the proposed acquisition, BakBone will file a Proxy Statement with the SEC and Canadian securities commissions. ALL INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THIS PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING BAKBONE, THE ACQUISITION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE ACQUISITION ON BEHALF OF BAKBONE AND THE INTERESTS OF THESE PERSONS IN THE ACQUISITION AND RELATED MATTERS. BakBone intends to mail the Proxy Statement to its shareholders once such Proxy Statement is no longer subject to SEC review. Investors and shareholders may obtain a free copy of the Proxy Statement when available and other documents filed by BakBone with the SEC on the SEC’s website at http://www.sec.gov. Free copies of the Proxy Statement may be obtained by contacting the Chief Executive Officer of BakBone at 9540 Towne Centre Drive, Suite 100, San Diego, CA 92121 or by calling (858) 795-7525. In addition to the Proxy Statement, BakBone files annual, quarterly, and special reports, proxy statements and other information with the SEC and SEDAR.

BakBone and its respective directors, executive officers and certain members of its management and other employees may be soliciting proxies from its shareholders in favor of the arrangement agreement, the acquisition and other related matters. Information concerning persons who may be considered participants in the solicitation of BakBone’s shareholders under the rules of the SEC will be set forth in the Proxy Statement to be filed by BakBone.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Securities Litigation Reform Act. All statements included in this communication that address activities, events or developments that Quest and BakBone expect, believe or anticipate will or may occur in the future are forward-looking statements, including the expected benefits of the transaction for the two companies and their customers and the anticipated closing date of the acquisition. These statements are based on certain assumptions made by Quest and BakBone based on their experience and perception of historical trends, current conditions, expected future developments and other factors they believe are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Quest and BakBone. Any such projections or statements include the current views of Quest and BakBone with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such results will be achieved. Risks and uncertainties include the satisfaction of closing conditions for the acquisition, including the approval of the BakBone shareholders and the Court of Queen’s Bench of Alberta; the possibility that the transaction will not be completed, or if completed, not completed on a timely basis; general industry conditions and competition; and business and economic conditions; and other risks described from time to time in Quest’s and BakBone’s Securities and Exchange Commission (“SEC”) filings (and with respect to BakBone, SEDAR filings), including their Annual Reports on Form 10-K for the fiscal year ended December 31, 2009 and March 31, 2010, respectively. Quest and BakBone disclaim any intent or obligation to update any forward-looking statements contained herein, which speak as of the date hereof.